Proxy Statement Pursuant to Section 14(a) of the Securities
                               Exchange Act of 1934

Filed by the registrant  |X|

Filed by a party other than the registrant  |_|

Check the appropriate box:

| |  Preliminary proxy statement   |_| Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))

|X|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                    ACADIA NATIONAL HEALTH SYSTEMS, INC.
             (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed: February 20, 1998

ACADIA NATIONAL HEALTH SYSTEMS, INC.
460 MAIN STREET
LEWISTON, MAINE 04240

----------------------------------------

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

----------------------------------------

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Acadia National Health Systems, Inc., a Colorado corporation (hereinafter referred to as "Acadia" or the "Company"), will be held on March 24, 1998 at 10:00 a.m. at The Ramada Inn, Lewiston, Maine 04240 for the following purposes:

1. To elect three (3) members of the Company's Board of Directors for a three-year term,

2. To consider and act upon a proposal to amend the Articles of Incorporation of the Company (the "Articles") to include anti-takeover protective provisions, high-quorum protective provisions, "poison pill" provisions, and various other voting provisions with regard to the Company's future issuance of authorized Preferred and common stock, and,

     To consider and act upon a proposal to amend the Articles to authorize the number of shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Series A, Convertible Preferred Stock"), to 50,000,000 shares,

3. To consider and act upon a proposal to amend the Bylaws of the Company (the "Bylaws") to adopt additional provisions with respect to the number of directors, and to adopt additional provisions with respect to the holding of future annual meetings,

4. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on February
20, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof.

Page 2
Shareholders of Acadia
February 20, 1998
_________________________

         We hope that all stockholders will be able to attend the meeting in person. In order to assure that a quorum is present at the meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the meeting. A postage-paid envelope has been enclosed for your convenience. If you attend the meeting, your proxy will, at your request, be returned to you and you may vote your shares in person.

By Order of the Board of Directors

/S/ Jacquelyn J. Magno

Jacquelyn J. Magno
Secretary


Lewiston, Maine
February 20, 1998

                     ACADIA NATIONAL HEALTH SYSTEMS, INC.
                               460 MAIN STREET
                            LEWISTON, MAINE 04240

                              February 20, 1998

                               ---------------
                               PROXY STATEMENT
                               ---------------

ITEM 1.  DATE, TIME AND PLACE INFORMATION

     The enclosed proxy is solicited by the Board of Directors (the "Board of Directors") of Acadia National Health Systems, Inc. (the "Company"), a Colorado corporation, for use at the Annual Meeting of Stockholders to be held at The Ramada Inn, Lewiston, Maine 04240, at 10:00 a.m. on March 24, 1998, and at any adjournment or adjournments thereof.

     Stockholders of record at the close of business on February 20, 1998 (the "Record Date") will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date, 3,733,987 shares of Common Stock, $.00 par
value per share, of  the Company   ("Common  Stock") were issued and
outstanding. (the Common Stock is referred to as the "Voting Securities"). Each share of Common Stock entitles the holder thereof to one vote with respect to all matters submitted to stockholders at the meeting.

     The presence of the holders of a majority of the issued and outstanding shares of Common Stock voting as a single class, entitled to vote at the meeting, either in person or represented by a properly executed proxy, is necessary to constitute a quorum for the transaction of business at the meeting.

     The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. The Board of Directors knows of no matter to be acted upon at the meeting that would give rise to appraisal rights for dissenting stockholders.

     This Proxy Statement and the accompanying proxy were first mailed to stockholders on or about February 20, 1998.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

     At each annual meeting of stockholders, the successors to the Board of Directors whose terms expire at that meeting are elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected by the Company's stockholders. Directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those directors were chosen, and until their successors are duly elected by the stockholders. Officers are elected by and serve at the discretion of the Board of Directors, subject to their employment contracts.

     Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual, will be voted (unless one or more nominees are unable or unwilling to serve) FOR the election of Mr. Paul W. Chute, Ms. Jacquelyn J. Magno and Mr. Mark T. Thatcher, each to serve until the year 2001 Annual Meeting. The Board of Directors knows of no reason why any nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.

     The following table sets forth the ages of and positions and offices presently held by each nominee director and the directors of the Company, as well as the date each individual was first elected a director. For information about ownership of the Company's Voting Securities by each nominee director, see "BENEFICIAL OWNERSHIP OF VOTING SECURITIES."


                            Date First
                            Became           Positions and Offices
Name                Age     Director         With the Company
----                ---     -----------      ---------------------
Paul W. Chute*      48      8-13-97          Chairman of the Board of Directors
                                             Chief Executive Officer and
                                             Treasurer

Jacquelyn J. Magno* 50      9-26-96          Secretary of the Board of Directors
                                             Vice President and Secretary

Mark T. Thatcher*   33      9-26-97          Member of the Board of Directors
                                             And General Counsel
 -------------------------------------
    *Nominees for election at this meeting.

PROPOSAL NO. 2

RESTATEMENT AND AMENDMENT TO ARTICLES OF INCORPORATION
AUTHORIZING ISSUANCE OF SERIES A CONVERTIBLE PREFERRED STOCK

     The Board of Directors seeks authorization of an amendment to the Articles of Incorporation (the "Articles") of Acadia to authorize the issuance of fifty million (50,000,000) shares of Series A Convertible Preferred Stock, and direct that such amendment and restatement of the Articles be submitted to the stockholders for their approval. Series A Convertible Preferred Stock, when and if issued, including any additional shares proposed to be authorized, will not have preemptive or similar rights.

**PLEASE CONTACT THE COMPANY DIRECTLY TO RECEIVE A COPY OF**
**THE PROPOSED AMENDED ARTICLES OF INCORPORATION**

     The Board of Directors believes that the authorized number of shares of Series A Convertible Preferred Stock will provide sufficient shares for such corporate purposes as may be determined by the Board of Directors to be necessary and desirable, which may include raising capital through the sale of Series A Convertible Preferred Stock. The Company has no present commitments, agreements or undertakings to issue any such shares of Series A Convertible Preferred Stock, although it evaluates and discusses such transactions with other parties from time to time. The Board of Directors considers the authorization of Series A Convertible Preferred Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

     The issuance of shares of Series A Convertible Preferred Stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the Company's existing stockholders. Issuance of Series A Convertible Preferred Shares, or additional shares of Common Stock, could be used to make a change of control of the Company more difficult or costly by diluting the ownership of persons seeking to obtain control of the Company. The Company is not aware, however, of any pending or threatened efforts to obtain control of the Company, and the Board of Directors has no current intention to use the additional shares of Common Stock to impede a takeover attempt.

     The stockholders are being asked to approve the amendment and restatement of the Articles to authorize the issuance of up to fifty million (50,000,000) shares of Series A Convertible Preferred Stock. The affirmative vote of a majority of the Common Stock (Voting Securities) outstanding on the Record Date is required to approve the amendment and restatement to the Articles. The Board of Directors recommends that the stockholders vote FOR the proposed amendment and restatement to the Certificate to authorize the issuance of Series A Convertible Preferred Stock and the corresponding provisions set forth therein. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote in favor of such amendment, will be voted FOR the approval of such amendment.

STOCKHOLDER PROPOSALS

     In order to be included in proxy material for the fiscal 1997 Annual Meeting, tentatively scheduled to be held on March 24, 1998, stockholders' proposed resolutions must be received by the Company on or before March 15, 1998. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company.

ANNUAL REPORT TO SHAREHOLDERS

     The Company is providing to each stockholder, simultaneously with the mailing of this proxy, without charge, a copy of the Company's annual report, including the financial statements for the Company's most recent fiscal year ended September 26, 1997.


ITEM 2.  REVOCABILITY OF PROXY

         Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. A proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the meeting, or by giving the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the meeting and voting in person. The shares represented by all properly executed proxies received in time for the meeting will be voted as specified therein. In the absence of a special choice, shares will be voted in favor of the election of those persons named in this Proxy Statement as directors and in favor of all other items set forth herein.

     Subject to the terms and conditions set forth herein, all proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the meeting the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).


ITEM 3.  DISSENTERS' RIGHT OF APPRAISAL

     The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. The Board of Directors knows of no matter to be acted upon at the meeting that would give rise to appraisal rights for dissenting stockholders.

ITEM 4.  PERSONS MAKING THE SOLICITATION

     The enclosed proxy is solicited by the Board of Directors (the "Board of Directors") of Acadia. The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, officers and employees of the Company may solicit in person or by telephone. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.


ITEM 5.  INTEREST OF CERTAIN PERSONS IN
         MATTERS TO BE ACTED UPON

     The Company hereby incorporates by reference any of the information required by this Item, that is contained in the Company's Form 10KSB, Item 13, filed with the Securities and Exchange Commission on December 24, 1997. In connection with the transactions described therein, the Company did not secure an independent determination of the fairness and reasonableness of such transactions and arrangements with affiliates of the Company. However, in each instance described below, the directors reviewed and unanimously approved the fairness and reasonableness of the terms of the transactions. The Company believes that the transactions described below were fair and reasonable to the Company on the basis that such transactions were on terms at least as favorable as could have been obtained from unaffiliated third parties. The transactions between officers and directors of the Company, on the one hand, and the Company, on the other, have inherent conflicts of interest.


ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

BENEFICIAL OWNERSHIP OF VOTING SECURITIES

        The following table sets forth certain information regarding beneficial ownership of Common Stock as of September 26, 1997 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.


                                   Shares of Acadia
                                   Common Stock to be
                                   Beneficially Owned          Percent
     Name and                      as of the 02-20-98          of
     Address                       Record Date                 Class


     Paul W. Chute                 710,750                     19.03%
     301 Peacock Hill Road
     New Gloucester, ME 04260

     Jacquelyn Magno               710,350                     19.02%
     460 Main Street
     Lewiston, Maine 04240

     Mark T. Thatcher              700,000                     18.75%
     190 Tuckerman Avenue
     Middletown, RI 02842

     All Directors and             2,181,100                   58.41%
     Executive Officers
     As a Group

     Management of Acadia has advised that they may acquire additional shares of Acadia Common Stock from time to time in the open market at prices prevailing at the time of such purchases.


PRICE RANGE OF COMMON STOCK

     The Company's Common Stock has been quoted on the National Association of Securities Dealers' ("NASD") National Market System Over-the-Counter ("OTC") Bulletin Board under the trading symbol "ACAD" since the NASD cleared the Company's Form 211 application, pursuant to Rule 15c2-11(a)(5) of the Exchange Act and accompanying Information and Disclosure Statement in May of 1997. The following table sets forth the range of high and low closing prices of the Company's Common Stock, as reported by the OTC Bulletin Board Market, from June 26, 1997 through September 26, 1997. The prices set forth below reflect inter-dealer quotations, without retail markups, markdowns or commissions, and do not necessarily represent actual transactions.

                                                   COMMON STOCK
                                                  ----------------
     1997 FISCAL YEAR:                            HIGH         LOW
                                                  ----------------

     Fourth Quarter (commencing June 28, 1997)    $2.500       1.875


     The last reported sale price of the Common Stock on September 26, 1997 was $2.375 per share. The number of record holders of the Company's Common Stock was 362 on September 26, 1997.

     Holders of Common Stock are entitled to receive such dividends as may be declared by the Company's Board of Directors. No dividends on the Common Stock have been paid by the Company, nor does the Company anticipate that dividends will be paid in the foreseeable future.

     As reflected in the price quotations above, there have not been significant price fluctuations in the Company's Common Stock. Factors that may cause or can cause market prices to fluctuate include any purchase or sale of a significant number of securities during a relatively short time period, quarterly fluctuations in results of operations, announcements of new facilities, issuance of additional securities, registration of securities and entrance of such securities into the public float, market conditions specific to the Company's industry and market conditions in general. In addition, in recent years the stock market in general has experienced significant price and volume fluctuations. These fluctuations, which may be unrelated to the operating performance of specific companies, have had a substantial effect on the market price for many small capitalization companies such as the Company.

     Factors such as those cited above, as well as other factors that may be unrelated to the operating performance of the Company, may adversely affect the price of the Common Stock.

     During the 1997 fiscal year, the Company filed one registration statement under the Securities Exchange Act of 1934 (the "Exchange Act"), becoming effective January 11, 1997, covering 3,733,987 shares of Common Stock.

DIVIDENDS

     The Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of cash dividends on its Common Stock in the foreseeable future. It is expected that any earnings which may be generated from operations will be used to finance the growth of the Company.

COMPLIANCE WITH SECTION  16(a)

     Section 16(a) ("Section 16(a)") of the Securities Exchange Act of
1934, as amended (the "Exchange Act"), requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock, to file initial reports on Form 3, reports of changes in ownership on Form 4 and annual statements of changes in beneficial ownership on Form 5 with the Securities and Exchange Commission ("SEC") and any national securities exchange on which the Company's securities are registered. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and representations from the Company's executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were complied with for Fiscal 1997.

ITEM 7.  DIRECTORS AND EXECUTIVE OFFICERS

THE DIRECTORS

     The Board of Directors met four (4) times during Fiscal 1997 and also met informally on a number of occasions, voting on corporate actions by written consent. All of the Company's directors attended all of the meetings of the Board of Directors in Fiscal 1997 during the period for which they were directors.

Background

         The principal occupations during the past five years of each of the Company's directors and nominees are as follows:

Paul W. Chute, President and Chief Operating Officer - brings over 22 years senior executive experience from Western Maine Health Care Corporation and its family of organizations and an additional four years from public accounting firms. Mr. Chute's executive experience includes the design, development and implementation of nine active corporations where he was responsible for the finance and operation of over 600 employees and $38 million in sales. He also directed and participated in key strategic planning activities for the development of rural health care systems, hospital cooperatives and community organizations. Mr. Chute played a significant role in major health care issues by promoting specific legislation through the State of Maine Legislature. He has also testified in various legislative committees and sub-committees at the state and national congressional level.

Mr. Chute has extensive experience in developing joint business and partnering agreements with other standalone health care organizations, creation of new jointly owned companies and cooperative arrangements where major for-profit companies participated in health care programs developed and directed by him.

Mr. Chute's experiences bring together a wealth of financial experiences and knowledge and extensive background in operations and systems development. Mr. Chute has a Masters Degree in Business, is certified as a Diplomate from the American College of Healthcare Executives and carries and advanced certification as Fellow from the Healthcare Financial Management Association.

Jacquelyn J. Magno, Vice President - has been with the Company for 24 years. She became general manager in 1985. She has been responsible for sales, operations, provider setup and liaison. Magno keeps the company abreast of the latest changes in third party policy. She will continue to expand and develop the waivered foster home billing program, enabling Acadia to market and promote "waivered billing" services nationally.

Mark T. Thatcher, General Counsel - has a substantial background in securities law, mergers, acquisitions, corporate finance and franchising. He holds specific expertise in the design and implementation of marketing and business plans, with strong skills in the evaluation and selection of capital formation and venture capital opportunities. Mr. Thatcher manages the day-to-day operations of a corporate securities law firm providing advisory services to clients in industries such as high tech computer automation, restaurant franchising, securities trading, oil and gas exploration, sports management/marketing, travel/hospitality, management implementation support, financial analysis and planning. Mr. Thatcher has researched, developed and provided marketing development plans which served as the corporate guidelines for clients at domestic and international levels of business operations. He has served as corporate liaison between clients and the Securities and Exchange Commission, Federal Trade Commission and the Internal Revenue Service. He has analyzed and authorized complete business plans for clients in various industries and designed customized marketing programs for the promotion of client products and services in domestic and international markets resulting in numerous positive contacts and sales of franchisees for certain clients.

Mr. Thatcher advises clients in the specific areas of advanced securities planning, corporate acquisitions and mergers, advanced foreign estate planning, international tax planning, Securities Exchange Act of 1933 and 1934, Blue Sky Law and Rule 144 Sales and Transaction compliance. He has participated in eight public offerings registered with the Securities and Exchange Commission and over 20 private offerings also registered with the Commission.

Mr. Thatcher holds a Jurist Doctorate from the University of Denver and a Masters Degree in Business from University of Denver.

THE EXECUTIVE OFFICERS

         The executive officers of the Company, their ages and positions held in the Company are as follows:


Name                      Age          Position

Paul W. Chute             48           Chief Executive Officer


Jacquelyn J. Magno        50           Vice President


ITEM 8.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                      SUMMARY COMPENSATION TABLE
                        Long Term Compensation
____________________________________________________________________________
  Annual Compens                  Awards             Payouts
____________________________________________________________________________
(a)          (b)    (c)       (d)      (e)      (f)      (g)    (h)    (i)
                                       Other    Rest.                   All
Name and                               Annual   Stock            LTIP   Other
Principal                              Comp.    Award(s)  Opt.   P/outs Comp.
Position     Year   Salary    Bonus($) ($)      ($)       SARs(#)($)    ($)
_____________________________________________________________________________
CEO &
Treasurer
Chute,
Paul W.     1997    56,000.00
                   (Annualized)

CEO (former)
Hackett,
Thomas N.
(Deceased)  1997    65,000.00
                   (Annualized)

V.P.
Magno,
Jacquelyn   1997    50,000.00
                   (Annualized)

            1996    50,000.00

            1995    49,044.82        13,250.00
                                    (Consulting)

Treasurer
Lebel,
Marise     1997     26,000.00
                   (Annualized)

           1996     26,000.00

           1995     27,484.53

     No employee of the Company receives any additional compensation for his services as a director. Non-management directors receive no salary for their services as such, but are entitled to receive reasonable travel or other out-of- pocket expenses incurred by non-management directors in attending meetings of the Board of Directors and a fee of $100.00 per meeting attended.

     The Company has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees other than the Company's Cafeteria Plan, but the Board of Directors may recommend one or more such programs for adoption in the future.

Compensation Committee Interlocks and Insider Participation

         The Board of Directors will establish a Compensation Committee on September 1, 1998. Members of the Compensation Committee will be Paul W. Chute, Jacquelyn J. Magno and two independent Directors of the Company. None of the executive officers of the Company have served on the Board of Directors of any other entity that has had any of such entity's officers serve either on the Company's Board of Directors or future Compensation Committee.

Board Compensation Committee Report on Executive Compensation

         On October 15, 1992, the Securities and Exchange Commission adopted substantial amendments to its disclosure rules relating to executive compensation. To adequately address and comply with these rules, the Board of Directors will establish a Compensation Committee (the "Committee") on September 1, 1998. The Committee will also appoint two independent Directors. The Committee will be responsible for setting and administering the policies which govern annual compensation for the Company's executives. Following review and approval by the Committee of the compensation policies, all issues pertaining to executive compensation will be submitted to the Board of Directors for approval.

         This report is not incorporated by reference in prior Securities Act of 1933 and Securities Exchange Act of 1934 filings made by the Company that might have incorporated future filings in their entirety, except to the extent that the Company specifically incorporates this information by reference, and should not be otherwise deemed filed under such Acts.

 The Company believes that the primary objectives of the Company's compensation policies are to attract and retain a management team that can effectively implement and execute the Company's strategic business plan. These compensation policies include (i) an overall management compensation program that is competitive with management compensation programs at companies of similar size; (ii) short-term bonus incentives for management to meet the Company's net income performance goals; and (iii) long-term incentive compensation in the form of stock options and other long-term equity compensation which will encourage management to continue to focus on shareholder return.

     The Company's goal is to use compensation policies to closely align the interests of the Company with the interests of shareholders so that the Company's management has incentives to achieve short-term performance goals while building long-term value for the Company's shareholders. The Company will review its compensation policies from time to time in order to determine the reasonableness of the Company's compensation programs and to take into account factors which are unique to the Company.


ITEM 9.  INDEPENDENT PUBLIC ACCOUNTANTS

The Company hereby incorporates by reference any of the information required by paragraph (d) of this Item, that is contained in the Company's Form 10-KSB,
Item 9, filed with the Securities and Exchange Commission on December 24,
1997.

A representative of Berry, Dunn, McNeil & Parker is expected to be present at the meeting, and will have the opportunity to make a statement and answer questions from stockholders.


ITEM 10.  COMPENSATION PLANS

     No action is to be taken by the Company with respect to any plan pursuant to which cash or non-cash compensation may be paid or distributed.


ITEM 11.  AUTHORIZATION OR ISSUANCE OF SECURITIES
          OTHERWISE THAN FOR EXCHANGE

     The Board of Directors seeks authorization of an amendment to the Articles of Incorporation (the "Articles") of Acadia to authorize the issuance of fifty million (50,000,000) shares of Series A Convertible Preferred Stock, and direct that such amendment and restatement of the Articles be submitted to the stockholders for their approval. Series A Convertible Preferred Stock, when and if issued, including any additional shares proposed to be authorized, will not have preemptive or similar rights.

     The Board of Directors believes that the authorized number of shares of Series A Convertible Preferred Stock will provide sufficient shares for such corporate purposes as my be determined by the Board of Directors to be necessary and desirable, which may include raising capital through the sale of Series A Convertible Preferred Stock. The Company has no present commitments, agreements or undertakings to issue any such shares of Series A, Preferred, although it evaluates and discusses such transactions with other parties from time to time. The Board of Directors considers the authorization of Series A Convertible Preferred Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

     The issuance of shares of Series A Convertible Preferred Stock, or Common Stock, could have the effect of diluting earnings per share and book value per share, which could adversely affect the Company's existing stockholders. Issuance of Series A Convertible Preferred Shares, or additional shares of Common Stock, could be used to make a change of control of the Company more difficult or costly by diluting the ownership of persons seeking to obtain control of the Company. The Company is not aware, however, of any pending or threatened efforts to obtain control of the Company, and the Board of Directors has no current intention to use the additional shares of Common Stock to impede a takeover attempt.

      The stockholders are being asked to approve the amendment and restatement of the Articles to authorize the issuance of up to fifty million (50,000,000) shares of Series A Convertible Preferred Stock. The affirmative vote of a majority of the Common Stock (Voting Securities) outstanding on the Record Date is required to approve the amendment and restatement to the Articles. The Board of Directors recommends that the stockholders vote FOR the proposed amendment and restatement to the Certificate to authorize the issuance of Series A Convertible Preferred Stock and the corresponding provisions set forth therein. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote in favor such amendment, will be voted FOR the approval of such amendment.


ITEM 12.  MODIFICATION OR EXCHANGE OF SECURITIES

No action is to be taken by the Company with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company in exchange for outstanding securities of the Company.


ITEM 13.  FINANCIAL AND OTHER INFORMATION

     The Company hereby incorporates by reference any of the information required by paragraph (a) of this Item, that is contained in the annual report to security holders and the Company's Form 10KSB, Item 8, filed with the Securities and Exchange Commission on December 24, 1997.

ITEM 14.  MERGERS, CONSOLIDATIONS, ACQUISITIONS
          AND SIMILAR MATTERS

     No action is to be taken by the Company with respect to any transaction involving (i) the merger or consolidation of the Company into or with any other person or of any other person into or with the Company, (ii) the acquisition by the Company or any of its security holders of securities of another person, (iii) the acquisition by the Company of any other going business or of the assets thereof, (iv) the sale or other transfer of all or any substantial part of the assets of the Company, or (v) the liquidation or dissolution of the Company.


ITEM 15.  ACQUISITION OR DISPOSITION OF PROPERTY

     No action is to be taken by the Company with respect to the acquisition or disposition of any property.


ITEM 16.  RESTATEMENT OF ACCOUNTS

No action is to be taken by the Company with respect to the restatement of any asset, capital, or surplus account of the Company.


ITEM 17.  ACTION WITH RESPECT TO REPORTS

No action is to be taken by the Company with respect to any report of the Company or of its directors, officers, or committees or any minutes of a meeting of its security holders.


ITEM 18.  MATTERS NOT REQUIRED TO BE SUBMITTED

     No action is to be taken by the Company with respect to any matter which is not required to be submitted to a vote of security holders. The management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

ITEM 19.  AMENDMENT OF ARTICLES, BYLAWS OR OTHER DOCUMENTS

     The Board of Directors seeks authorization of an amendment to the Articles of Incorporation (the "Articles") of Acadia to authorize the issuance of fifty million (50,000,000) shares of Series A Convertible Preferred Stock, and direct that such amendment and restatement of the Articles be submitted to the stockholders for their approval. Series A Convertible Preferred Stock, when and if issued, including any additional shares proposed to be authorized, will not have preemptive or similar rights.

     The Board of Directors believes that the authorized number of shares of Series A Convertible Preferred Stock will provide sufficient shares for such corporate purposes as may be determined by the Board of Directors to be necessary and desirable, which may include raising capital through the sale of Series A Convertible Preferred Stock. The Company has no present commitments, agreements or undertakings to issue any such shares of Series A, Preferred, although it evaluates and discusses such transactions with other parties from time to time. The Board of Directors considers the authorization of Series A Convertible Preferred Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

     The issuance of shares of Series A Convertible Preferred Stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the Company's existing stockholders. Issuance of Series A Convertible Preferred Shares, or additional shares of Common Stock, could be used to make a change of control of the Company more difficult or costly by diluting the ownership of persons seeking to obtain control of the Company. The Company is not aware, however, of any pending or threatened efforts to obtain control of the Company, and the Board of Directors has no current intention to use the additional shares of Common Stock to impede a takeover attempt.

     The stockholders are being asked to approve the amendment and restatement of the Articles to authorize the issuance of up to fifty million (50,000,000) shares of Series A Convertible Preferred Stock. The affirmative vote of a majority of the Common Stock (Voting Securities) outstanding on the Record Date is required to approve the amendment and restatement to the Articles. The Board of Directors recommends that the stockholders vote FOR the proposed amendment and restatement to the Certificate to authorize the issuance of Series A Convertible Preferred Stock and the corresponding provisions set forth therein. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote in favor of such amendment, will be voted FOR the approval of such amendment.

ITEM 20.  OTHER PROPOSED ACTION

No action is to be taken by the Company on any matter not specifically referred to in this Schedule 14A.


ITEM 21.  VOTING PROCEDURES

     The Board of Directors has fixed February 20, 1998, as the record date for the determination of stockholders entitled to vote at the meeting. At the close of business on that date there were outstanding and entitled to vote 3,733,987 shares of Common Stock.

     The election of directors, the proposal to amend and restate the Articles of Incorporation and the proposal to amend and the Bylaws will require the vote of a majority of all outstanding Common Stock (Voting Securities), for passage. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial holder has not received timely instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     The directors and officers of the Company as a group own or may be deemed to control 2,181,100 shares of Common Stock, constituting approximately 58.41% of the outstanding shares of Common Stock, voting as a single class, of the Company. Each of the directors, nominated directors and officers has indicated his or her intent to vote all shares of Voting Securities owned by him or her in favor of each item set forth herein.


ITEM 22. INFORMATION REQUIRED IN
         INVESTMENT COMPANY PROXY STATEMENT

Not applicable

By Order of the Board of Directors


Jacquelyn J. Magno
Secretary

Lewiston, Maine
February 20, 1998


MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY
FACILITATE ARRANGEMENTS   FOR THE MEETING AND YOUR COOPERATION WILL BE
APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

ACADIA NATIONAL HEALTH SYSTEMS, INC.


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the proxy materials that have been sent to stockholders.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, on March 15, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Acadia National Health Systems, Inc.

ACADIA NATIONAL HEALTH SYSTEMS, INC.
460 MAIN STREET
LEWISTON, MAINE 04240

Annual Meeting of Stockholders, on March 24, 1998

The undersigned hereby appoints Paul W. Chute, Jacquelyn J. Magno and Margaret
M. Heath, and each or either of them, with full power of substitution, as proxies and attorneys to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Acadia National Health Systems, Inc. (the "Company"), to be held March 24, 1998, at The Ramada Inn, Lewiston, ME 04240 and at any adjournment thereof, in respect of all shares of Common Stock, par value $.00 per share (the "Common Stock") of the Company with respect to which the undersigned would be entitled to vote and act if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement and hereby directs said proxies, or their substitutes, to vote and act on the following matters set forth in such Notice and Proxy Statement as specified by the undersigned. You may revoke this Proxy by submitting a proxy bearing a latter date or by voting in person if you attend the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ACADIA NATIONAL HEALTH SYSTEMS, INC. AND WILL BE VOTED AS DIRECTED, IF NO CHOICE IS INDICATED, IT WILL BE VOTED "FOR" ALL ITEMS AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THIS MEETING.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND
RETURN PROMPTLY IN ENCLOSED, PRE-ADDRESSED ENVELOPE

Please sign this proxy exactly as your name appears on the address label affixed to the envelope you received from Acadia containing this proxy material. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

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DO YOU HAVE ANY COMMENTS?

________________________________________________________________________________
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________________________________________________________________________________
________________________________________________________________________________
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________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
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

                                  PROXY CARD

     X PLEASE MARK VOTES
       AS IN THIS EXAMPLE

                                             For          Against     Withhold
1     Electing the director nominees
      listed below for three (3) year term.  ___          ___         ___

      Paul W. Chute                          ___          ___         ___

      Jacquelyn J. Magno                     ___          ___         ___

      Mark T. Thatcher                       ___          ___         ___


2     Approval of amendment and              For          Against     Abstain
      restatement to Company's
      articles of incorporation
      authorizing protective
      provisions and the issuance
      of 50,000,000 shares of
      Series A, Convertible
      Preferred Stock                        ___          ___         ___


3     Approval of amendment and              For          Against     Abstain
      restatement to Company's
      bylaws and approved minutes
      authorizing a maximum number
      of nine (9) directors                  ___          ___         ___

4     In their discretion, such other
      matters as may properly come
      before the meeting or any
      adjournment thereof.                   ___          ___         ___


     RECORD DATE SHARES:

                                                Common Stock      __________

Please be sure to sign and date this Proxy.     Date              __________

Shareholder sign here _______________________

Co-owner sign here    _______________________


     Mark box at right if comments or address
     change have been noted on the reverse of
     this card.                                                   __________

EXHIBITS AND REPORTS ON FORM 8-K

     (a)  EXHIBITS

     The following documents are filed herewith or have been included as exhibits to previous filings with the Commission and are incorporated herein by this reference:

EXHIBIT   NO.  DOCUMENT

  *       2    Assets Purchase Agreement between Acadia
               National Health Systems, Inc. and Physician
               Resources, Inc., dated September 27, 1996;

  x       3.1  Articles of Incorporation of the Company, as amended;

  x       3.2  Bylaws of the Company;

  *       4.1  Instruments Defining Rights of Security Holders/
               Minutes of Annual/Special Meetings of the Company;

  *       4.2  Loan Agreements Secured by Demand Notes/Promissory
               Notes, Defining Rights of Holders of Long Term Debt;

  *       10.1 Software License Master Agreement;

  *       10.2 Lease of Premises, Acadia Corporate Headquarters,
               460 Main Street, Lewiston, Maine 04240 (Assignment);

  *       10.4 Internal Revenue Code Section 125 Cafeteria Plan
               dated June 1, 1996;

  *       10.5 Line of Credit Memorandum dated September 8, 1995
               with PEOPLE'S HERITAGE BANK in the amount of $250,000.00;

  *       10.6 Line of Credit Memorandum dated July 29, 1996 with
               PEOPLE'S HERITAGE BANK in the amount of
               $100,000.00;

EXHIBIT   NO.  DOCUMENT


 ###      10.7 Common Stock Purchase Agreement for 156,000 shares of common stock of Acadia National Health Systems, Inc.

 ###      10.8 Assignment Separate from Certificate and Irrevocable
               Stock Power for 156,000 shares of common stock of Acadia National Health Systems, Inc.

 ###      10.9 Opinion of Counsel with respect to transfer of
               156,000 shares of common stock of Acadia National
               Health Systems, Inc.

 ###      10.10Common Stock Purchase Agreement for 2,326,000
               shares of common stock of Acadia National Health
               Systems, Inc.

 ###      10.11Assignment Separate from Certificate and Irrevocable
               Stock Power for 2,326,000 shares of common stock of Acadia National Health Systems, Inc.

 ###      10.12Opinion of Counsel with respect to transfer of
               2,326,000 shares of common stock of Acadia National Health Systems, Inc.

  ##      16.1 Baker Newman & Noyes' Letter dated August 18, 1997
               in response to Item 4(a)(i), Item 4(a)(ii) and
               Item 4(a)(iii) of this Form 8-KA.

 ###      20.1 Board of Director's Resolution authorizing new lines
               of credit and a term loan in connection with canceling personal guaranty and Debts of Thomas N. Hackett, founder of the Registrant.

 ###      20.2 Opinion of Borrower's Counsel

 ###      20.3 Indemnification Agreement (Estate of Thomas N.
               Hackett)

 ###      20.4 Indemnification Agreement (Peacock Hill Farm Limited
               Liability Company)
  x       23.1 Consent of Counsel

  x       23.2 Consent of Berry, Dunn, McNeil & Parker, independent
               certified public accountants for the Company.

  x       27   Financial Data Schedule

  #       99.1 Text of Press Release dated July 31, 1997

------------------------
  x  Filed herewith.

  * Incorporated by reference from the issuer's Registration Statement on Form 10SB12G (S.E.C. File No. 000-1026491) as declared effective on January 11, 1997.

  # Incorporated by reference from the Issuer's Form 8-KA for event date of July 31, 1997.

  ## Incorporated by reference from the Issuer's Form 8-KA for event date of August 8 and August 20, 1997.

  ###Incorporated by reference from the Issuer's Form 8-K for event date of August 13, 1997.

REPORTS ON FORM 8-K

The Company filed the following reports on Form 8-K during the last quarter of the 1997 fiscal year.

8-KA, July 31, 1997, Item 5, Other Events

8-KA, August 20, 1997, Item 4, Changes in Registrant's Certifying Accountant,
Item 5, Other Events, Exhibit 16.1, Baker Newman & Noyes' letter dated August 18, 197 in response to Item 4(a)(i), Item 4(a)(ii) and Item 4(a)(iii) of this Form 8-KA., and Exhibit 99.1 text of press release.

8-K, August 8, 1997, Item 4, Changes in Registrant's Certifying Accountant,
Item 5, Other Events and Exhibit 99.1, Text of press release dated July 31,
1997.

8-K, August 13, 1997, Item 1, Changes in Control of Registrant and Item 5, Other Events.

SIGNATURES

     In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACADIA NATIONAL HEALTH SYSTEMS, INC.


By:  /s/ Paul W. Chute

Paul W. Chute,
Chairman of the Board and President

Date: February 20, 1998

In accordance with the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


SIGNATURE                  TITLE                           DATE
------------------         ------------------------        -----------------

/s/ Paul W. Chute          Chairman of the Board,          February 20, 1998
                           President (Principal
                           Executive Officer) and
                           Treasurer

/s/ Jacquelyn J. Magno     Vice President and              February 20, 1998
                           Secretary

/s/ Mark T. Thatcher, Esq. Director                        February 20, 1998
